                                                                  Exhibit 10.7.2

                                AMENDMENT No. 1
                                      OF
             THE ADMINISTRATIVE AND INVESTMENT SERVICES AGREEMENT
                                    BETWEEN
                      STATE STREET BANK AND TRUST COMPANY
                                    AND THE
                      American Bar Retirement Association

          WHEREAS, the American Bar Retirement Association ("ABRA") and State Street Bank and Trust Company ("State Street") have heretofore entered into The Administrative and Investment Services Agreement dated November 9, 1998 (the "Agreement"); and

          WHEREAS, ABRA and State Street desire to amend the Agreement in certain respects; and

          WHEREAS, Section 16.07 of the Agreement provides that ABRA and State Street can amend the Agreement by written instrument.

          NOW THEREFORE, the Agreement hereby is amended, effective April 1, 2000 as follows:

          1. Article I of the Plan is amended to add the following Section 1.08 immediately after Section 1.07 appearing therein (and each subsequent clause and each reference thereto is renumbered appropriately):

          1.08 "Administrative Services" means the recordkeeping, administration, communications, enrollment, marketing and other services to be performed by State Street under this Agreement other than (i) the services required by Article II (not including Section 2.07(a)(i)), III and IV, that portion of the services required of State Street pursuant to Sections 7.04, 7.06, Section 7.15 and (ii) services required by any other provision of this Agreement that as of March 31, 2000 are performed by State Street solely as trustee of the ABA Members Collective Trust or the Trusts.

          2. Article I of the Plan is amended to add the following two new Sections 1.15 and 1.16, respectively, immediately after Section 1.14 appearing therein (as redesignated) (and each subsequent clause and each reference thereto is renumbered appropriately):

          1.15 "CitiStreet" means CitiStreet LLC, a Delaware limited liability company.

          1.16 "CitiStreet Agreement" means the agreement identical in form and in substance to the agreement attached hereto as Exhibit A and entered into between State Street and CitiStreet pursuant to
          Section 12.15 of this Agreement.

          3.  Article I of the Plan is further amended to add the following new
Section 1.66 immediately after Section 1.65 appearing therein (as redesignated) (and each subsequent clause and each reference thereto is renumbered appropriately):

          1.66 "Trustee Services" means all services required of State Street hereunder other than the Administrative Services.

          4. Section 4.03 of the Plan is amended to delete the word "more" appearing immediately after the phrase "at its own expense one or" as it appears in the last sentence thereof.

          5.  Article 12 of the Plan is amended to add the following new Section
12.15 at the end thereof:

          12.15 Performance of Services by CitiStreet. (a) Agreement Between State Street and CitiStreet. State Street shall enter into the CitiStreet Agreement with CitiStreet to provide on behalf of State Street the Administrative Services that State Street is obligated to perform hereunder. Such agreement shall be identical in form and in substance with the form of the CitiStreet Agreement, and ABRA shall be a third-party beneficiary of such agreement. Services performed by CitiStreet pursuant to the CitiStreet Agreement shall for purposes of this Agreement be treated as performed by State Street, but neither the engagement of CitiStreet nor the performance of services thereby shall relieve State Street of any responsibility or liability imposed upon State Street under this Agreement with respect to such services.

          (b)   Treatment as an Affiliate:  Upon execution of the CitiStreet
          Agreement by   all parties thereto, CitiStreet shall be deemed to be
          an Affiliate of State Street, and State Street and CitiStreet shall be subject to all the requirements of Section 12.14 with respect to the CitiStreet's performance of services pursuant to the CitiStreet Agreement.

          6. Section 13.01 of the Plan is amended (I) to substitute the phrase "performance of Administrative Services (including the services performed on State Street's behalf by CitiStreet as contemplated by Section 12.15)" for the phrase "recordkeeping, administration, enrollment, marketing, client retention and similar services required hereunder" appearing at the end of the second sentence thereof; (II) to substitute the phrase "Trustee Services (not including any services performed by CitiStreet)" for the phrase "State Street's fiduciary (including investment management), trustee, custodial and similar services rendered hereunder" appearing at the end of the third sentence thereof and (III) to insert the phrase "the

CitiStreet Agreement," immediately after the phrase "as of the Renewal Date and no provision of" appearing in the fifth sentence thereof.

          7. Section 13.04(e) of the Plan is amended to add the following new sentence at the end thereof:

          In addition, no item of expense incurred by CitiStreet shall be paid or reimbursed by the ABA Members Collective Trust or the Trusts, but shall be paid by State Street and submitted by State Street for reimbursement, subject to this Section 13.04.

          8. Section 14.03 of the Plan is amended to add the parenthetical "(including CitiStreet)" immediately after the phrase "or an Affiliate" appearing in the first sentence thereof.

          9. Section 15.03 of the Plan is amended to add the following new sentence at the end thereof:

          Notwithstanding the foregoing, if ABRA shall determine in good faith that CitiStreet is not in material compliance with the Service Standards or its performance is otherwise in material breach of this Agreement, such Notice of Termination may, at ABRA's discretion, apply only to this Agreement as it relates to the Administrative Services, and such termination shall not relieve State Street of its obligation to continue to serve as trustee of the ABA Members Collective Trust and the Trusts and to provide the Trustee Services under the terms of the ABA Members Collective Trust and the Trusts until such date as ABRA shall specify in its Notice of Termination, but not more than 24 months after the Date of Termination.

          10. Section 15.05 of the Plan is amended to add the phrase "all or a portion of" immediately after the phrase "If ABRA terminates" appearing at the beginning of the first sentence thereof; (II) to insert the phrase "pursuant to
Section 15.03" immediately after the phrase "this Agreement" appearing in the first sentence thereof and (III) to add the phrase "all or a portion of" immediately after the phrase "If State Street terminates" appearing at the beginning of the second sentence thereof.

          11. Section 15.06 of the Plan is amended to substitute the phrase "transfer of its responsibilities to a successor recordkeeper, successor Trustee, or both" for the phrase "transfer of its responsibilities to a successor recordkeeper and, successor Trustee," appearing in the first sentence thereof.

          12. Section 15.08 of the Plan is amended (I) to delete the phrase "and successor Trustee" appearing therein and (II) to delete the phrase "on magnetic tape" appearing immediately after the phrase "Records maintained electronically" in subsection (a) thereof.

          13. Section 15.09 is amended to substitute the following phrase for the phrase "no later than the Transfer Completion Date" appearing therein:

          no later than the later of the Transfer Completion Date and the end of the period during which State Street provides Trustee Services (but not Administrative Services) pursuant to the second sentence of
          Section 15.03

          14. Section 16.08 of the Plan is amended (I) to add the phrase "; Change of Control" to the heading immediately after the word "Assignment" appearing in the heading thereof; (II) to insert subclause "(A)" immediately after the phrase "survivor in any such transaction" appearing in clause (ii) thereof; (III) to add the phrase "and (B) persons who were shareholders of State Street Corporation immediately before such transaction own more than 50% of the combined voting power of State Street Corporation immediately after such transaction" immediately after the phrase "not controlled by another organization" appearing in clause (ii) thereof and (IV) to insert the following at the end of the Section:

          In the event of a "Change of Control", as defined in this Section 16.08, of State Street, State Street Corporation or CitiStreet, and regardless of whether such Change of Control constitutes an "assignment" of this Agreement pursuant to the preceding sentence, the Performance Standards of Appendix E hereto shall apply to the performance of Administrative Services by State Street as of the effective date of such Change of Control and continuing until the Transfer Completion Date. For purposes of this Section:

               (a) a Change of Control of State Street shall be deemed to occur if and when:

                    (1) a transaction described as an assignment of this Agreement in the second sentene of this Section
                         16.08 (other than clause (ii) thereof) occurs; or

                    (2) any plan or proposal for the liquidation of State Street is adopted by its stockholders;

               (b) a Change of Control of State Street Corporation shall be deemed to occur if and when;

                    (1) a transaction described in clause (ii) of the second sentence of this Section 16.08 occurs;

                    (2) any person, including a "person" as such term is used in Section 14(d)(2) of the Securities Exchange
                         Act of 1934, as amended (the "1934 Act"), is or becomes beneficial owner (as such term is defined in rule 13-d(3) under the 1934 Act), directly or indirectly, of securities of State Street Corporations, representing more than 50% of the combined voting power of State Street Corporation's outstanding securities;

                    (3) any plan or proposal for the liquidation of State Street Corporation is adopted by the stockholders of State Street Corporation; or

                    (4) all or substantially all of the assets of State Street Corporation are sold, liquidated or distributed; and

               (c) A Change of Control of CitiStreet shall be deemed to occur if and when:

                    (1) State Street's percentage ownership interest in CitiStreet LLC is reduced to less than 50% of the outstanding membership interests in CitiStreet LLC;

                    (2) any plan or proposal for the dissolution or winding up of the affairs of CitiStreet LLC is adopted by owners of the membership interests of CitiStreet LLC; or

                    (3) all or substantially all of the assets of CitiStreet LLC are sold, liquidated or distributed.

          15. The Plan is further amended by adding the attached "Appendix E" and "Exhibit A" at the end thereto.

               IN WTINESS WHEREOF, the parties hereto have caused these presents to be executed by their duly authorized officer on this ______ day of ________________, 2001.


AMERICAN BAR RETIREMENT ASSOCIATION


By:
   --------------------------------
Title:
      -----------------------------

STATE STREET BANK AND TRUST COMPANY


By:
   --------------------------------

Title:
      -----------------------------

                                  APPENDIX E

- -------------------------------------------------------------------------------------------
   ON-GOING
ACTIVITY/FUNCTION                  STANDARDS                        PENALTY
- -------------------------------------------------------------------------------------------
Financial Transactions     All financial transactions          $30,000 per month for the
                           processed without error for no      first 12 months
                           less than 99% of all financial      $30,000 per quarter
                           transactions processed              thereafter

- -------------------------------------------------------------------------------------------
Administrative Information Indicative and related data         $20,000 per month for the
                           maintained without error for no     first 12 months
                           less than 99% of all
                           participant records unless such     $20,000 per quarter
                           information has not been            thereafter
                           provided to State Street

- -------------------------------------------------------------------------------------------
Transaction Processing     100% of all transaction             $30,000 per quarter
                           requests received by 4:00 p.m.
                           Eastern Time will be processed
                           utilizing unit values
                           determined as of the close of
                           business that day
- -------------------------------------------------------------------------------------------
Transaction Confirmation   99% of all confirmation notices     $25,000 per quarter
 Notice                    will be mailed within 3
                           Business Days following
                           execution
- -------------------------------------------------------------------------------------------
Participant Statements     99% of all Participant               $50,000 per quarter
                           statements will be mailed
                           within 15 days of calendar
                           quarter unless settlement date
                           is within 3 Business Days of a
                           calendar quarter, then within
                           20 Business Days
- -------------------------------------------------------------------------------------------
Disbursements              If received by 4:00 p.m.             $20,000 per month for the
                           Eastern Time, then any               first 12 months
                           disbursement will be processed
                           and checks mailed within 3           $20,000 per quarter
                           Business Days of receipt             thereafter
 -------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------
Correspondence             99% of correspondence received       $25,000 per quarter
                           from Participants or Employers
                           will be acknowledged or
                           answered within 3 Business
                           Days: if only acknowledged,
                           then answered within 10
                           Business Days of receipt
- -------------------------------------------------------------------------------------------
Customer Service Center    During normal business period        $30,000 per quarter
                           99% of calls to the Participant
                           Service Center will be answered
                           within five rings either
                           personally or by automated
                           hold/queue system; calls will
                           experience an abandon rate
                           under 3%.  However, due to
                           extreme market volatility this
                           standard may be suspended for a
                           specific period of time, to be
                           mutually agreed upon by both
                           parties.
- -------------------------------------------------------------------------------------------
Self Managed Account       100% of orders placed by 4:00        $20,000 per quarter
Transactions               p.m. Eastern Time will settle
                           no later than 3 Business Days
                           after the trade date.
- -------------------------------------------------------------------------------------------
Self Managed Account       99% of all confirmation notices      $20,000 per quarter
Transaction Confirmation   will be mailed within 3
Notices                    Business Days following trade
                           date.
- -------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------
     ANNUAL
ACTIVITY/FUNCTION                   STANDARD                        PENALTY
- -------------------------------------------------------------------------------------------
Summary Plan Description   Within 90 days after an              $20,000 per year
(SPD)                      Employer adopts a Plan no less
                           than 99% of all SPD's will be
                           sent to the Employer and
                           thereafter within the time
                           required by law
- -------------------------------------------------------------------------------------------
Annual Plan Summary        99% will be sent to Employers        $35,000 per year
                           and Participants within 90 days
                           following end of Plan Year
- -------------------------------------------------------------------------------------------
Census Data Request        99% will be sent to the              $25,000 per year
                           Employer no later than 4th
                           month following end of Plan Year
- -------------------------------------------------------------------------------------------
Forms 5500                 99% will be sent to the              $50,000 per year
                           employer no later than 1st day
                           of the 6th month following end
                           of Plan Year
- -------------------------------------------------------------------------------------------
Discrimination Testing     99% of ADP/ACP Tests will be         $20,000 per year
                           completed no later than 2  1/2
                           months following the plan
                           year-end subject to the
                           Employer's submission of
                           complete and accurate data 20
                           Business Days prior to such date
- -------------------------------------------------------------------------------------------
Discrimination Testing -   99% of 415 Tests will be             $10,000 per year
415                        completed and applicable action
                           steps communicated to the
                           Employer no later than 10
                           months past the close of the
                           limitation year
- -------------------------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                       ADMINISTRATIVE SERVICES AGREEMENT
                                    BETWEEN
                      STATE STREET BANK AND TRUST COMPANY
                                      AND
                                CITISTREET, LLC


                                  WITNESSETH:

          THIS ADMINISTRATIVE SERVICES AGREEMENT (the "Agreement") is effective as of the first day of April 2000, between STATE STREET BANK AND TRUST COMPANY, ("State Street") and CITISTREET, LLC ("CitiStreet").

          WHEREAS, State Street has heretofore entered into an Administrative and Investment Services Agreement with the American Bar Retirement Association ("ABRA") effective as of the first day of January, 1999, as amended by Amendment No. 1 thereto effective as of the date hereof ("AISA"), pursuant to which State Street is required to perform Trustee Services (as defined in AISA) and Administrative Services (as defined in AISA) for the American Bar Association Members Retirement Program (the "Program");

          WHEREAS, State Street has heretofore entered into an agreement (the "Joint Venture Agreement") with The Plaza Corporation, a wholly-owned, indirect subsidiary of Citigroup Inc. ("Citigroup"), whereby State Street will transfer its retirement plan recordkeeping business to CitiStreet;

          WHEREAS, the obligations of The Plaza Corporation to State Street under the Joint Venture Agreement have been guaranteed by Salomon Smith Barney Holdings Inc. ("Salomon") a wholly-owned subsidiary of Citigroup;

          WHEREAS, State Street and Citigroup will, directly or indirectly each own fifty percent of the membership interests of CitiStreet and each have the right to elect one-half of the members of the board of directors of CitiStreet;

          WHEREAS, upon State Street's transfer of its retirement plan recordkeeping business to CitiStreet, State Street will no longer be able to carry out its obligations under AISA to perform Administrative Services;

          WHEREAS, State Street desires to engage CitiStreet to perform, on behalf of State Street, and CitiStreet desires to so perform, the Administrative Services required of State Street pursuant to AISA; and

          WHEREAS, State Street must obtain ABRA's consent to the engagement of CitiStreet by State Street as described above, and in connection therewith State Street has requested Salomon to guarantee the obligations of CitiStreet hereunder.

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and undertakings, and subject to the terms and conditions, hereinafter set forth, the parties hereto hereby agree as follows:

          1. Definitions. All capitalized terms used but not defined herein shall have the respective meanings assigned to such terms by AISA.

          2. Incorporation of AISA By Reference. (a) In General. CitiStreet shall comply with, be obligated to perform any services required by and be liable for any violation of any provisions of AISA requiring or otherwise relating to the performance of Administrative Services, which are hereby incorporated herein by reference, except the following provisions:

          a. Sections 7.04, 7.05 and 7.06, but only to the extent such Sections require State Street to make distributions or otherwise provide Trustee Services;

          b.  Section 13.01 (relating to State Street's fees);

          c.  Section 13.02 (relating to ABRA's fees); and

          d. Section 13.04(a) (relating to Program expenses charged to the Trusts).

The provisions of AISA incorporated herein shall be applied by substituting references to CitiStreet for the references to State Street appearing therein. Notwithstanding the foregoing, (i) any obligations imposed upon ABRA by AISA shall remain enforceable only by State Street, (ii) CitiStreet shall not be entitled to receive any information or materials from ABRA pursuant to AISA but shall obtain such information solely from State Street; (iii) all marketing materials and communications regarding the Program with Employers, Participants, Investors, the Securities and Exchange Commission and other third parties shall be in the name and on behalf of State Street and (iv) CitiStreet shall not be entitled to receive any fees or payments in respect of expenses (including indemnification) from the ABA Members Collective Trust, the Trusts or ABRA for services provided in connection with the Program, but shall be entitled only to payment for such services only from State Street pursuant to Section 3 of this Agreement. In addition, the parties acknowledge that Section 12.07 of AISA prohibits the disclosure by State Street to CitiStreet of Program Data and Records for purposes other than CitiStreet's performance of services pursuant to this Agreement, and as incorporated herein by reference, Section 12.07 of AISA prohibits the disclosure of Program Data and Records to other persons except to the extent necessary for the performance of services for the Program. Furthermore, notwithstanding any provision herein or of AISA to the contrary, no such disclosure shall be made by CitiStreet to (i) Citigroup, Salomon and their affiliates or any employees, directors or agents thereof without ABRA's prior written consent, or (ii) to any other third party pursuant to Section 12.07 of AISA as incorporated herein without State Street's prior consent. Nothing in this Agreement shall be interpreted as interfering with or impairing any rights State Street or CitiStreet may have under any other contract between such parties, provided, however, that if the terms of any other agreement between CitiStreet and State Street conflict or are inconsistent with the terms of this Agreement, the terms of this Agreement shall control.

          (b) Coordination of Services. To the extent that pursuant to AISA and this Agreement both State Street and CitiStreet are obligated to perform the same services, State Street and CitiStreet shall allocate the responsibility for performance between each other in such manner as shall be in the best interests of the Program, and the performance of services by State Street or CitiStreet, as the case may be, shall excuse the other party from the obligation to perform such services but shall not release such other party from any liability arising hereunder from the performance of such services, and to the extent that State Street or CitiStreet pays or otherwise satisfies any such liability, the other party shall be relieved thereof. Notwithstanding the foregoing, to the extent that any provision of AISA incorporated herein by reference requires the performance of both Trustee Services and Administrative Services, State Street shall be solely responsible for the performance of the Trustee Services, and State Street and CitiStreet shall each cooperate with the other to the extent necessary or appropriate to provide such services at such times and in such manner that are not less advantageous to the Program, the Employers, the Participants, the Investors and ABRA than was provided (or required to be provided) by State Street prior to the execution of this Agreement.

          3. CitiStreet's Fees and Expenses. CitiStreet shall be compensated by payment from State Street of such fee in such amount at such time and in such manner as State Street and CitiStreet shall from time to time agree. In addition, to the extent that CitiStreet incurs expenses payable by the ABA Members Collective Trust or the Trusts under Section 13.04(a), CitiStreet shall be entitled to reimbursement thereof from State Street. Notwithstanding the foregoing, no failure by State Street to pay to CitiStreet its fee pursuant to this Section 3 (or pursuant to any other agreement between CitiStreet and State Street) or to reimburse CitiStreet for any expenses, nor any other dispute, controversy or disagreement among State Street Corporation, State Street, Citigroup and CitiStreet, or any of them or any of their respective affiliates, whether arising under this Agreement, the Joint Venture Agreement or any other agreement between them, shall excuse CitiStreet from its obligation to continue to perform, and its liability in respect of, the services required of it pursuant to this Agreement. Nothing in this provision shall excuse the payment by CitiStreet of fees and expenses due to State Street for use of its employees, systems and administrative services, which fees may be treated as a credit against the program expense fee payable to CitiStreet hereunder or the payment by State Street of any fees due to CitiStreet in connection with the Program.

          4. Third-Party Beneficiary. The parties hereto acknowledge that this Agreement requires the consent of ABRA, as evidenced by its execution of an amendment to AISA permitting CitiStreet to perform services on behalf of State Street, and in consideration of such consent, the parties hereby agree that ABRA shall be a third-party beneficiary of this Agreement subject to the benefits of and entitled to enforce its provisions to the same extent as if ABRA were a party to this Agreement, including (but not limited to), the power to enforce any provisions of AISA incorporated herein by reference and entitlement to indemnification from CitiStreet and Citigroup pursuant to the provisions of AISA incorporated herein to the same extent ABRA is entitled to indemnification under AISA.

          5. Termination. This Agreement shall terminate at the same time State Street ceases to be obligated to perform Administrative Services under AISA, except the obligations imposed upon CitiStreet by incorporation of Sections 12.06 and 12.07 of AISA shall survive the termination of this Agreement.

          6. Notices. Section 16.11 of AISA, being incorporated herein by reference, is modified by the addition of the following information regarding
CitiStreet:


                            State Street Bank & Trust Company
                            [Address]

                            CitiStreet, LLC
                            [Address]


                            with copies to

                            American Bar Retirement Association
                            541 North Fairbanks Court
                            Chicago, Illinois 60611-3314
                            ATTN: Executive Director
                            Telecopier: (312) 988-5032

          IN WITNESS WHEREOF, this Agreement has been signed on behalf of the parties on this ____ day of February, 2001 with an effective date as of April 1, 2000.

                            STATE STREET BANK AND
                            TRUST COMPANY


                            By:
                               ------------------------------------
                            Title:
                                  ---------------------------------

                            CITISTREET, LLC


                            By:
                               ------------------------------------
                            Title:
                                  ---------------------------------